                                                       Exhibit 99.3

                                                       Monthly Operating Report
      --------------------------------------
      CASE  NAME:  Kitty Hawk Charters, Inc.           ACCRUAL BASIS
      --------------------------------------
      CASE  NUMBER: 400-42143-BJH                      02/13/95, RWD, 2/96
      --------------------------------------
      JUDGE: Barbara J. Houser
      --------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: JANUARY 31, 2001


      IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


      RESPONSIBLE  PARTY:

      /s/ Drew Keith                                   Chief Financial Officer
      -------------------------------------------      -------------------------------------------
      ORIGINAL  SIGNATURE  OF  RESPONSIBLE  PARTY      TITLE

      Drew Keith                                       2/20/2001
      -------------------------------------------      -------------------------------------------
      PRINTED NAME OF RESPONSIBLE PARTY                DATE

      PREPARER:

      /s/ Jessica L. Wilson                            Chief Accounting Officer
      -------------------------------------------      -------------------------------------------
      ORIGINAL SIGNATURE OF PREPARER                   TITLE

      Jessica L. Wilson                                2/20/2001
      -------------------------------------------      -------------------------------------------
      PRINTED NAME OF PREPARER                         DATE

                                                       Monthly Operating Report

      --------------------------------------
      CASE  NAME:  Kitty Hawk Charters, Inc.           ACCRUAL BASIS-1
      --------------------------------------
      CASE  NUMBER: 400-42143-BJH                      02/13/95, RWD, 2/96
      --------------------------------------

      COMPARATIVE  BALANCE  SHEET

        ---------------------------------------------------------------------------------------------
                                                                 MONTH             MONTH     MONTH
                                           SCHEDULE    ----------------------------------------------
        ASSETS                              AMOUNT              January 2001
        ---------------------------------------------------------------------------------------------
        1.  UNRESTRICTED CASH                   $15,476               $41,484         $0        $0
        ---------------------------------------------------------------------------------------------
        2.  RESTRICTED CASH                                                $0         $0
        ---------------------------------------------------------------------------------------------
        3.  TOTAL CASH                          $15,476               $41,484         $0        $0
        ---------------------------------------------------------------------------------------------
        4.  ACCOUNTS RECEIVABLE (NET)       $13,356,789            $3,303,684         $0        $0
        ---------------------------------------------------------------------------------------------
        5.  INVENTORY                                              $4,716,172         $0        $0
        ---------------------------------------------------------------------------------------------
        6.  NOTES RECEIVABLE                                               $0         $0        $0
        ---------------------------------------------------------------------------------------------
        7.  PREPAID EXPENSES                                         $242,964         $0        $0
        ---------------------------------------------------------------------------------------------
        8.  OTHER (ATTACH LIST)             $37,290,970           $49,413,378         $0        $0
        ---------------------------------------------------------------------------------------------
        9.  TOTAL CURRENT ASSETS            $50,663,235           $57,717,682         $0        $0
        =============================================================================================
        10. PROPERTY, PLANT & EQUIPMENT     $17,083,867           $16,843,061         $0        $0
        ---------------------------------------------------------------------------------------------
        11. LESS: ACCUMULATED
            DEPRECIATION/DEPLETION                                 $7,285,387         $0        $0
        ---------------------------------------------------------------------------------------------
        12. NET PROPERTY, PLANT &
            EQUIPMENT                       $17,083,867            $9,557,674         $0        $0
        =============================================================================================
        13. DUE FROM INSIDERS                                              $0         $0        $0
        ---------------------------------------------------------------------------------------------
        14. OTHER ASSETS - NET OF
            AMORTIZATION (ATTACH LIST)                                     $0         $0        $0
        ---------------------------------------------------------------------------------------------
        15. OTHER (ATTACH LIST)
        ---------------------------------------------------------------------------------------------
        16. TOTAL ASSETS                    $67,747,102           $67,275,356         $0        $0
        =============================================================================================
        POSTPETITION LIABILITIES
        ---------------------------------------------------------------------------------------------
        17. ACCOUNTS PAYABLE                                         $248,829         $0        $0
        ---------------------------------------------------------------------------------------------
        18. TAXES PAYABLE                                           ($820,669)        $0        $0
        ---------------------------------------------------------------------------------------------
        19. NOTES PAYABLE                                                  $0         $0        $0
        ---------------------------------------------------------------------------------------------
        20. PROFESSIONAL FEES                                              $0         $0        $0
        ---------------------------------------------------------------------------------------------
        21. SECURED DEBT                                                   $0         $0        $0
        ---------------------------------------------------------------------------------------------
        22. OTHER (ATTACH LIST)                                    $1,541,780         $0        $0
        ---------------------------------------------------------------------------------------------
        23. TOTAL POSTPETITION
            LIABILITIES                                              $969,940         $0        $0
        =============================================================================================
        PREPETITION LIABILITIES
        ---------------------------------------------------------------------------------------------
        24. SECURED DEBT                       $152,776               $67,567         $0        $0
        ---------------------------------------------------------------------------------------------
        25. PRIORITY DEBT                      $380,384                    $0         $0        $0
        ---------------------------------------------------------------------------------------------
        26. UNSECURED DEBT                  $10,596,326           $18,176,267         $0        $0
        ---------------------------------------------------------------------------------------------
        27. OTHER (ATTACH LIST)                                            $0         $0        $0
        ---------------------------------------------------------------------------------------------
        28. TOTAL PREPETITION LIABILITIES   $11,129,486           $18,243,834         $0        $0
        ---------------------------------------------------------------------------------------------
        29. TOTAL LIABILITIES               $11,129,486           $19,213,774         $0        $0
        =============================================================================================
        EQUITY
        ---------------------------------------------------------------------------------------------
        30. PREPETITION OWNERS' EQUITY                            $49,811,125         $0        $0
        ---------------------------------------------------------------------------------------------
        31. POSTPETITION CUMULATIVE
            PROFIT OR (LOSS)                                      ($1,749,543)       $0         $0
        ---------------------------------------------------------------------------------------------
        32. DIRECT CHARGES TO EQUITY
            (ATTACH EXPLANATION)
        ---------------------------------------------------------------------------------------------
        33. TOTAL EQUITY                             $0           $48,061,582        $0         $0
        =============================================================================================
        34. TOTAL LIABILITIES &
            OWNERS' EQUITY                  $11,129,486           $67,275,356        $0         $0
        =============================================================================================

                                                       Monthly Operating Report

      --------------------------------------
      CASE  NAME:  Kitty Hawk Charters, Inc.           ACCRUAL BASIS-2
      --------------------------------------
      CASE  NUMBER: 400-42143-BJH                      02/13/95, RWD, 2/96
      --------------------------------------

        INCOME STATEMENT

        ---------------------------------------------------------------------------------------------
                                             MONTH             MONTH     MONTH     QUARTER
                                           ----------------------------------------------------------
        REVENUES                           January 2001                             TOTAL
        ---------------------------------------------------------------------------------------------
        1.  GROSS REVENUES                  $1,303,182            $0        $0     $1,303,182
        ---------------------------------------------------------------------------------------------
        2.  LESS: RETURNS & DISCOUNTS               $0            $0        $0             $0
        ---------------------------------------------------------------------------------------------
        3.  NET REVENUE                     $1,303,182            $0        $0     $1,303,182
        ---------------------------------------------------------------------------------------------
        COST OF GOODS SOLD
        ---------------------------------------------------------------------------------------------
        4.  MATERIAL                                $0            $0        $0             $0
        ---------------------------------------------------------------------------------------------
        5.  DIRECT LABOR                            $0            $0        $0             $0
        ---------------------------------------------------------------------------------------------
        6.  DIRECT OVERHEAD                         $0            $0        $0             $0
        ---------------------------------------------------------------------------------------------
        7.  TOTAL COST OF GOODS SOLD                $0            $0        $0             $0
        =============================================================================================
        8.  GROSS PROFIT                    $1,303,182            $0        $0      $1,303,182
        ---------------------------------------------------------------------------------------------
        OPERATING EXPENSES
        ---------------------------------------------------------------------------------------------
        9.  OFFICER/INSIDER COMPENSATION       $10,000            $0        $0         $10,000
        ---------------------------------------------------------------------------------------------
        10. SELLING & MARKETING                     $0            $0        $0              $0
        ---------------------------------------------------------------------------------------------
        11. GENERAL & ADMINISTRATIVE           $64,290            $0        $0         $64,290
        ---------------------------------------------------------------------------------------------
        12. RENT & LEASE                        $3,425            $0        $0          $3,425
        ---------------------------------------------------------------------------------------------
        13. OTHER (ATTACH LIST)             $1,296,734            $0        $0      $1,296,734
        ---------------------------------------------------------------------------------------------
        14. TOTAL OPERATING EXPENSES        $1,374,449            $0        $0      $1,374,449
        =============================================================================================
        15. INCOME BEFORE NON-OPERATING
            INCOME & EXPENSE                  ($71,267)           $0        $0        ($71,267)
        ---------------------------------------------------------------------------------------------
        OTHER INCOME & EXPENSES
        ---------------------------------------------------------------------------------------------
        16. NON-OPERATING INCOME (ATT. LIST)        $0            $0        $0              $0
        ---------------------------------------------------------------------------------------------
        17. NON-OPERATING EXPENSE (ATT. LIST)       $0            $0        $0              $0
        ---------------------------------------------------------------------------------------------
        18. INTEREST EXPENSE                    $1,343            $0        $0          $1,343
        ---------------------------------------------------------------------------------------------
        19. DEPRECIATION/DEPLETION            $175,669            $0        $0        $175,669
        ---------------------------------------------------------------------------------------------
        20. AMORTIZATION                            $0            $0        $0              $0
        ---------------------------------------------------------------------------------------------
        21. OTHER (ATTACH LIST)                     $0            $0        $0              $0
        ---------------------------------------------------------------------------------------------
        22. NET OTHER INCOME & EXPENSES       $177,012            $0        $0        $177,012
        ---------------------------------------------------------------------------------------------
        REORGANIZATION EXPENSES
        ---------------------------------------------------------------------------------------------
        23. PROFESSIONAL FEES                       $0            $0        $0              $0
        ---------------------------------------------------------------------------------------------
        24. U.S. TRUSTEE FEES                       $0            $0        $0              $0
        ---------------------------------------------------------------------------------------------
        25. OTHER (ATTACH LIST)                     $0            $0        $0              $0
        ---------------------------------------------------------------------------------------------
        26. TOTAL REORGANIZATION EXPENSES           $0            $0        $0              $0
        =============================================================================================
        27. INCOME TAX                        ($74,102)           $0        $0        ($74,102)
        =============================================================================================
        28. NET PROFIT (LOSS)                ($174,177)           $0        $0       ($174,177)
        =============================================================================================

                                                       Monthly Operating Report

      --------------------------------------
      CASE  NAME:  Kitty Hawk Charters, Inc.           ACCRUAL BASIS-3
      --------------------------------------
      CASE  NUMBER: 400-42143-BJH                      02/13/95, RWD, 2/96
      --------------------------------------

        ---------------------------------------------------------------------------------------------
                                             MONTH               MONTH   MONTH   QUARTER
        CASH RECEIPTS AND              --------------------------------------------------------------
        DISBURSEMENTS                     January 2001                            TOTAL
        ---------------------------------------------------------------------------------------------
        1.  CASH - BEGINNING OF MONTH           $23,477             $0     $0          $23,477
        ---------------------------------------------------------------------------------------------
        RECEIPTS FROM OPERATIONS
        ---------------------------------------------------------------------------------------------
        2.  CASH SALES                              $50             $0     $0              $50
        ---------------------------------------------------------------------------------------------
        COLLECTION OF ACCOUNTS RECEIVABLE
        ---------------------------------------------------------------------------------------------
        3.  PREPETITION                              $0             $0     $0               $0
        ---------------------------------------------------------------------------------------------
        4.  POSTPETITION                     $2,119,654             $0     $0       $2,119,654
        ---------------------------------------------------------------------------------------------
        5.  TOTAL OPERATING RECEIPTS         $2,119,704             $0     $0       $2,119,704
        ---------------------------------------------------------------------------------------------
        NON - OPERATING RECEIPTS
        ---------------------------------------------------------------------------------------------
        6.  LOANS & ADVANCES (ATTACH LIST)           $0             $0     $0               $0
        ---------------------------------------------------------------------------------------------
        7.  SALE OF ASSETS                           $0             $0     $0               $0
        ---------------------------------------------------------------------------------------------
        8.  OTHER (ATTACH LIST)             ($2,101,697)            $0     $0      ($2,101,697)
        ---------------------------------------------------------------------------------------------
        9.  TOTAL NON-OPERATING RECEIPTS    ($2,101,697)            $0     $0      ($2,101,697)
        =============================================================================================
        10. TOTAL RECEIPTS                      $18,007             $0     $0          $18,007
        =============================================================================================
        11. TOTAL CASH AVAILABLE                $41,484             $0     $0          $41,484
        ---------------------------------------------------------------------------------------------
        OPERATING DISBURSEMENTS
        ---------------------------------------------------------------------------------------------
        12. NET PAYROLL                              $0             $0     $0               $0
        ---------------------------------------------------------------------------------------------
        13. PAYROLL TAXES PAID                       $0             $0     $0               $0
        ---------------------------------------------------------------------------------------------
        14. SALES, USE & OTHER TAXES PAID            $0             $0     $0               $0
        ---------------------------------------------------------------------------------------------
        15. SECURED/RENTAL/LEASES                    $0             $0     $0               $0
        ---------------------------------------------------------------------------------------------
        16. UTILITIES                                $0             $0     $0               $0
        ---------------------------------------------------------------------------------------------
        17. INSURANCE                                $0             $0     $0               $0
        ---------------------------------------------------------------------------------------------
        18. INVENTORY PURCHASES                      $0             $0     $0               $0
        ---------------------------------------------------------------------------------------------
        19. VEHICLE EXPENSES                         $0             $0     $0               $0
        ---------------------------------------------------------------------------------------------
        20. TRAVEL                                   $0             $0     $0               $0
        ---------------------------------------------------------------------------------------------
        21. ENTERTAINMENT                            $0             $0     $0               $0
        ---------------------------------------------------------------------------------------------
        22. REPAIRS & MAINTENANCE                    $0             $0     $0               $0
        ---------------------------------------------------------------------------------------------
        23. SUPPLIES                                 $0             $0     $0               $0
        ---------------------------------------------------------------------------------------------
        24. ADVERTISING                              $0             $0     $0               $0
        ---------------------------------------------------------------------------------------------
        25. OTHER (ATTACH LIST)                      $0             $0     $0               $0
        ---------------------------------------------------------------------------------------------
        26. TOTAL OPERATING DISBURSEMENTS            $0             $0     $0               $0
        ---------------------------------------------------------------------------------------------
        REORGANIZATION EXPENSES
        ---------------------------------------------------------------------------------------------
        27. PROFESSIONAL FEES                        $0             $0     $0               $0
        ---------------------------------------------------------------------------------------------
        28. U.S. TRUSTEE FEES                        $0             $0     $0               $0
        ---------------------------------------------------------------------------------------------
        29. OTHER (ATTACH LIST)                      $0             $0     $0               $0
        ---------------------------------------------------------------------------------------------
        30. TOTAL REORGANIZATION EXPENSES            $0             $0     $0               $0
        =============================================================================================
        31. TOTAL DISBURSEMENTS                      $0             $0     $0               $0
        =============================================================================================
        32. NET CASH FLOW                       $18,007             $0     $0          $18,007
        =============================================================================================
        33. CASH - END OF MONTH                 $41,484             $0     $0          $41,484
        =============================================================================================

                                                       Monthly Operating Report

      --------------------------------------
      CASE  NAME:  Kitty Hawk Charters, Inc.           ACCRUAL BASIS-4
      --------------------------------------
      CASE  NUMBER: 400-42143-BJH                      02/13/95, RWD, 2/96
      --------------------------------------

        ----------------------------------------------------------------------------------------------------
                                                                       MONTH         MONTH         MONTH
                                                         SCHEDULE ------------------------------------------
        ACCOUNTS  RECEIVABLE  AGING                       AMOUNT     January 2001
        ----------------------------------------------------------------------------------------------------
        1.  0-30                                                        $824,279          $0             $0
        ----------------------------------------------------------------------------------------------------
        2.  31-60                                                       $948,070          $0             $0
        ----------------------------------------------------------------------------------------------------
        3.  61-90                                                       $333,026          $0             $0
        ----------------------------------------------------------------------------------------------------
        4.  91+                                                       $1,198,309          $0             $0
        ====================================================================================================
        5.  TOTAL ACCOUNTS RECEIVABLE                          $0     $3,303,684          $0             $0
        ----------------------------------------------------------------------------------------------------
        6.  AMOUNT CONSIDERED UNCOLLECTIBLE                                   $0          $0             $0
        ====================================================================================================
        7.  ACCOUNTS RECEIVABLE (NET)                          $0     $3,303,684          $0             $0
        ====================================================================================================

        AGING OF POSTPETITION TAXES AND PAYABLES           MONTH: January 2001

        ------------------------------------------------------------------------------------
                                         0-30      31-60     61-90     91+
        TAXES PAYABLE                    DAYS      DAYS      DAYS      DAYS       TOTAL
        ------------------------------------------------------------------------------------
        1.  FEDERAL                          $0         $0       $0         $0         $0
        ------------------------------------------------------------------------------------
        2.  STATE                            $0         $0       $0         $0         $0
        ------------------------------------------------------------------------------------
        3.  LOCAL                            $0         $0       $0         $0         $0
        ------------------------------------------------------------------------------------
        4.  OTHER (ATTACH LIST)              $0         $0       $0         $0         $0
        ====================================================================================
        5.  TOTAL TAXES PAYABLE              $0         $0       $0         $0         $0
        ====================================================================================
        6.  ACCOUNTS PAYABLE            $26,930    $24,729   $2,369   $194,801   $248,829
        ====================================================================================

        STATUS OF POSTPETITION TAXES                       MONTH: January 2001

        ------------------------------------------------------------------------------------
                                     BEGINNING       AMOUNT                      ENDING
                                       TAX        WITHHELD AND/   AMOUNT          TAX
        FEDERAL                     LIABILITY*     0R ACCRUED      PAID        LIABILITY
        ------------------------------------------------------------------------------------
        1.  WITHHOLDING**                   $0       $196,044     $196,044            $0
        ------------------------------------------------------------------------------------
        2.  FICA-EMPLOYEE**                 $0             $0           $0            $0
        ------------------------------------------------------------------------------------
        3.  FICA-EMPLOYER**                 $0             $0           $0            $0
        ------------------------------------------------------------------------------------
        4.  UNEMPLOYMENT                    $0             $0           $0            $0
        ------------------------------------------------------------------------------------
        5.  INCOME                   ($761,477)      ($74,102)          $0     ($835,579)
        ------------------------------------------------------------------------------------
        6.  OTHER (ATTACH LIST)             $0             $0           $0            $0
        ====================================================================================
        7.  TOTAL FEDERAL TAXES      ($761,477)      $121,942     $196,044     ($835,579)
        ====================================================================================
        STATE AND LOCAL
        ------------------------------------------------------------------------------------
        8.  WITHHOLDING                     $0             $0           $0            $0
        ------------------------------------------------------------------------------------
        9.  SALES                         $474             $0         $151          $323
        ------------------------------------------------------------------------------------
        10. EXCISE                     $31,190        $14,587      $31,190       $14,587
        ------------------------------------------------------------------------------------
        11. UNEMPLOYMENT                    $0             $0           $0            $0
        ------------------------------------------------------------------------------------
        12. REAL PROPERTY                   $0             $0           $0            $0
        ------------------------------------------------------------------------------------
        13. PERSONAL PROPERTY               $0             $0           $0            $0
        ------------------------------------------------------------------------------------
        14. OTHER (ATTACH LIST)             $0             $0           $0            $0
        ====================================================================================
        15. TOTAL STATE & LOCAL        $31,664        $14,587      $31,341       $14,910
        ====================================================================================
        16. TOTAL TAXES              ($729,813)      $136,529     $227,385     ($820,669)
        ====================================================================================

        * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

        ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                       Monthly Operating Report

      --------------------------------------
      CASE  NAME:  Kitty Hawk Charters, Inc.           ACCRUAL BASIS-5
      --------------------------------------
      CASE  NUMBER: 400-42143-BJH                      02/13/95, RWD, 2/96
      --------------------------------------

      The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                           MONTH: January 2001

        BANK RECONCILIATIONS

        ---------------------------------------------------------------------------------------
                                                 Account #1   Account #2  Account #3    TOTAL
        ---------------------------------------------------------------------------------------
        A. BANK:                                  Bank One     Sun Trust
        ---------------------------------------------------------------------------------------
        B. ACCOUNT NUMBER:                       100128198     5572932
        ---------------------------------------------------------------------------------------
        C. PURPOSE (TYPE):                        Deposit     Operating
        ---------------------------------------------------------------------------------------
        1. BALANCE PER BANK STATEMENT                   $0      $16,712                 $16,712
        ---------------------------------------------------------------------------------------
        2. ADD: TOTAL DEPOSITS NOT CREDITED             $0           $0                      $0
        ---------------------------------------------------------------------------------------
        3. SUBTRACT: OUTSTANDING CHECKS                 $0           $0                      $0
        ---------------------------------------------------------------------------------------
        4. OTHER RECONCILING ITEMS                  $9,389           $0                  $9,389
        ---------------------------------------------------------------------------------------
        5. MONTH END BALANCE PER BOOKS              $9,389      $16,712           $0    $26,101
        ---------------------------------------------------------------------------------------
        6. NUMBER OF LAST CHECK WRITTEN          No checks    No checks
        ---------------------------------------------------------------------------------------

        INVESTMENT ACCOUNTS

        ----------------------------------------------------------------------------
                                         DATE OF     TYPE OF    PURCHASE   CURRENT
        BANK, ACCOUNT NAME & NUMBER     PURCHASE   INSTRUMENT     PRICE     VALUE
        ----------------------------------------------------------------------------
        7.  N/A
        ----------------------------------------------------------------------------
        8.  N/A
        ----------------------------------------------------------------------------
        9.  N/A
        ----------------------------------------------------------------------------
        10. N/A
        ----------------------------------------------------------------------------
        11. TOTAL INVESTMENTS                                        $0          $0
        ============================================================================
        CASH
        ============================================================================
        12. CURRENCY ON HAND                                                $15,383
        ============================================================================
        13. TOTAL CASH - END OF MONTH                                       $41,484
        ============================================================================

                                                       Monthly Operating Report
      --------------------------------------
      CASE  NAME:  Kitty Hawk Charters, Inc.           ACCRUAL BASIS-6
      --------------------------------------
      CASE  NUMBER: 400-42143-BJH                      02/13/95, RWD, 2/96
      --------------------------------------

                                                           MONTH: January 2001
                                                                  -------------
      ---------------------------------------
      PAYMENTS TO INSIDERS AND PROFESSIONALS
      ---------------------------------------

      OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID
      TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

      ----------------------------------------------------------------------------
                                         INSIDERS
      ----------------------------------------------------------------------------
                                    TYPE OF      AMOUNT    TOTAL PAID
                     NAME           PAYMENT       PAID      TO DATE
      ----------------------------------------------------------------------------
       1.  Toby Skaar                Salary          $0        $4,808
      ----------------------------------------------------------------------------
       2.  Doug Kalitta              Salary     $10,000      $100,000
      ----------------------------------------------------------------------------
       3.  N/A
      ----------------------------------------------------------------------------
       4.  N/A
      ----------------------------------------------------------------------------
       5.  N/A
      ----------------------------------------------------------------------------
       6.  TOTAL PAYMENTS
           TO INSIDERS                          $10,000      $104,808
      ----------------------------------------------------------------------------

      ----------------------------------------------------------------------------------------
                                              PROFESSIONALS
      ----------------------------------------------------------------------------------------
                                  DATE OF COURT                                      TOTAL
                                ORDER AUTHORIZING    AMOUNT   AMOUNT   TOTAL PAID   INCURRED
                 NAME                PAYMENT        APPROVED   PAID     TO DATE     & UNPAID*
      ----------------------------------------------------------------------------------------
       1.  N/A
      ----------------------------------------------------------------------------------------
       2.  N/A
      ----------------------------------------------------------------------------------------
       3.  N/A
      ----------------------------------------------------------------------------------------
       4.  N/A
      ----------------------------------------------------------------------------------------
       5.  N/A
      ----------------------------------------------------------------------------------------
       6.  TOTAL PAYMENTS
           TO PROFESSIONALS                              $0       $0           $0          $0
      ----------------------------------------------------------------------------------------

       *   INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

      -------------------------------------------------------------------
       POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
      -------------------------------------------------------------------

      ----------------------------------------------------------------------------------------
                                                   SCHEDULED    AMOUNTS
                                                    MONTHLY       PAID       TOTAL
                                                   PAYMENTS      DURING      UNPAID
                   NAME OF CREDITOR                   DUE        MONTH    POSTPETITION
      ----------------------------------------------------------------------------------------
       1.  GE Capital                               $11,579     $21,814          $0
      ----------------------------------------------------------------------------------------
       2.  N/A
      ----------------------------------------------------------------------------------------
       3.  N/A
      ----------------------------------------------------------------------------------------
       4.  N/A
      ----------------------------------------------------------------------------------------
       5.  N/A
      ----------------------------------------------------------------------------------------
       6.  TOTAL                                    $11,579     $21,814          $0
      ----------------------------------------------------------------------------------------

                                                       Monthly Operating Report

      --------------------------------------
      CASE  NAME:  Kitty Hawk Charters, Inc.           ACCRUAL BASIS-7
      --------------------------------------
      CASE  NUMBER: 400-42143-BJH                      02/13/95, RWD, 2/96
      --------------------------------------

                                                           MONTH: January 2001
                                                                  -------------

        ----------------------------------------------------------------------------------
        QUESTIONNAIRE                                                        YES     NO
        ----------------------------------------------------------------------------------
        1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
            THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                      X
        ----------------------------------------------------------------------------------
        2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
            OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                X
        ----------------------------------------------------------------------------------
        3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
            LOANS) DUE FROM RELATED PARTIES?                                          X
        ----------------------------------------------------------------------------------
        4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
            THIS REPORTING PERIOD?                                            X
        ----------------------------------------------------------------------------------
        5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
            DEBTOR FROM ANY PARTY?                                                    X
        ----------------------------------------------------------------------------------
        6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                              X
        ----------------------------------------------------------------------------------
        7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
            PAST DUE?                                                                 X
        ----------------------------------------------------------------------------------
        8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                          X
        ----------------------------------------------------------------------------------
        9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                X
        ----------------------------------------------------------------------------------
        10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
            DELINQUENT?                                                               X
        ----------------------------------------------------------------------------------
        11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
            REPORTING PERIOD?                                                         X
        ----------------------------------------------------------------------------------
        12. ARE ANY WAGE PAYMENTS PAST DUE?                                           X
        ----------------------------------------------------------------------------------

        IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
        Item 4 - Payments have been made on the GE Capital Note, secured by one Learjet.
        ------------------------------------------------------------------------
        ------------------------------------------------------------------------

        INSURANCE

        ----------------------------------------------------------------------------------
                                                                             YES     NO
        ----------------------------------------------------------------------------------
        1.  ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
            NECESSARY INSURANCE COVERAGES IN EFFECT?                         X
        ----------------------------------------------------------------------------------
        2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                           X
        ----------------------------------------------------------------------------------
        3.  PLEASE ITEMIZE POLICIES BELOW.
        ----------------------------------------------------------------------------------

        IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES
        HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE
        AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
        ------------------------------------------------------------------------
        ------------------------------------------------------------------------

      ----------------------------------------------------------------------------------------
                                     INSTALLMENT  PAYMENTS
      ----------------------------------------------------------------------------------------
             TYPE OF                                                        PAYMENT AMOUNT
              POLICY                      CARRIER         PERIOD COVERED     & FREQUENCY
      ----------------------------------------------------------------------------------------
        See Kitty Hawk, Inc. Case #400-42141
      ----------------------------------------------------------------------------------------

      ----------------------------------------------------------------------------------------

      ----------------------------------------------------------------------------------------

      ----------------------------------------------------------------------------------------

      ----------------------------------------------------------------------------------------

      ----------------------------------------------------------------------------------------

CASE  NAME: KITTY HAWK CHARTERS, INC.

CASE  NUMBER: 400-42143

DETAILS OF OTHER ITEMS

ACCRUAL BASIS-1                                 January 2001

8.  OTHER  (ATTACH  LIST)                     $ 49,413,378 Reported
                                              ------------
     Intercompany Receivables                   49,060,816
     A/R 401(k) Loan                                (4,136)
     A/R Customer Refund                             9,958
     A/R Employees                                   5,034
     A/R Clothing Sales                             32,711
     A/R Accrued                                    95,000
     A/R Aging reconciling item                    149,873
     Fuel Inventory                                  8,049
     Security Deposit                               56,073
                                              ------------
                                                49,413,378 Detail
                                              ------------
                                                         - Difference

22. OTHER  (ATTACH  LIST)                     $  1,541,780 Reported
                                              ------------
     Accrued Maintenance                                 -
     Accrued charter expenses                      737,732
     Accrued Salaries/Wages                        230,345
     Accrued 401(k)                                 24,671
     A/P Aging reconciling item                      7,893
     Misc                                           18,516
     Accrued Fuel                                  522,623
                                              ------------
                                                 1,541,780 Detail
                                              ------------
                                                         - Difference

ACCRUAL BASIS-2
13. OTHER (ATTACH LIST)                         $1,296,734 Reported
                                              ------------
     Ondemand costs                                154,669
     135 Airline charter costs                      39,851
     Parts Lease                                         -
     Fuel                                          246,198
     Wages                                         661,109
     Travel expense                                 21,267
     Insurance                                      45,766
     Rotables/Repair/Consumables                    99,032
     Shipping                                        7,243
     Charts                                          1,300
     Shop materials/equip rental                    20,299
     Maintenance allocation                              -
                                              ------------
                                                 1,296,734 Detail
                                              ------------
                                                         - Difference
ACCRUAL BASIS-3
8. OTHER  (ATTACH  LIST)                        (2,101,697)Reported
                                              ------------
           Sweeps to Kitty Hawk, Inc.           (2,101,697)Detail
                                              ------------
                                                (2,101,697)Detail
                                              ------------
                                                         - Difference

      --------------------------------------
      CASE  NAME:  Kitty Hawk Charters, Inc.           FOOTNOTES SUPPLEMENT
      --------------------------------------
      CASE  NUMBER: 400-42143-BJH                       ACCRUAL BASIS
      --------------------------------------

                                                           MONTH: January 2001
                                                                  -------------

    --------------------------------------------------------------------------------------------------------------------
        ACCRUAL BASIS    LINE
         FORM NUMBER    NUMBER                   FOOTNOTE / EXPLANATION
    --------------------------------------------------------------------------------------------------------------------
    --------------------------------------------------------------------------------------------------------------------
              6                        All Professional fees related to the Reorganization of the
    --------------------------------------------------------------------------------------------------------------------
                                       Company are disbursed out of Kitty Hawk, Inc. (Parent
    --------------------------------------------------------------------------------------------------------------------
                                       Company). Refer to Case # 400-42141
    --------------------------------------------------------------------------------------------------------------------
    --------------------------------------------------------------------------------------------------------------------
              7                        All insurance plans related to the Company are carried
    --------------------------------------------------------------------------------------------------------------------
                                       at Kitty Hawk, Inc. (Parent Company). Refer to Case #
    --------------------------------------------------------------------------------------------------------------------
                                       400-42141.
    --------------------------------------------------------------------------------------------------------------------
    --------------------------------------------------------------------------------------------------------------------
              3          3             The current general ledger system is not able to provide a detail of
    --------------------------------------------------------------------------------------------------------------------
                                       customer cash receipts segregated by prepetion accounts receivable
    --------------------------------------------------------------------------------------------------------------------
                                       and post petition accounts receivable. Therefore, cash receipts
    -------------------------------------------------------------------------------------------------------------------------------
                                       is provided in total for the month.
    --------------------------------------------------------------------------------------------------------------------
    --------------------------------------------------------------------------------------------------------------------
              3          8             All cash received into the Company cash accounts is swept
    --------------------------------------------------------------------------------------------------------------------
                                       each night to Kitty Hawk, Inc. Master Account (see Case
    --------------------------------------------------------------------------------------------------------------------
                                       #400-42141).
    --------------------------------------------------------------------------------------------------------------------
    --------------------------------------------------------------------------------------------------------------------
              3         31             All disbursements (either by wire transfer or check), including payroll are
    --------------------------------------------------------------------------------------------------------------------
                                       disbursed out of the Kitty Hawk, Inc. controlled disbursement
    --------------------------------------------------------------------------------------------------------------------
                                       account.
    --------------------------------------------------------------------------------------------------------------------
    --------------------------------------------------------------------------------------------------------------------
              4          6             All assessment of uncollectible accounts receivable are done
    --------------------------------------------------------------------------------------------------------------------
                                       at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
    --------------------------------------------------------------------------------------------------------------------
                                       are recorded at Inc. and pushed down to Inc.'s subsidiaries
    --------------------------------------------------------------------------------------------------------------------
                                       as deemed necessary.
    --------------------------------------------------------------------------------------------------------------------
    --------------------------------------------------------------------------------------------------------------------
              4          6             Accounts payable on the aging are in the 60 and 90 day categories due to wire
    --------------------------------------------------------------------------------------------------------------------
                                       transfers sent as prepayment on Kitty Hawk Inc. (Case #400-42141) A/P
    --------------------------------------------------------------------------------------------------------------------
                                       aging and invoices on Kitty Hawk Charters Aging. Company is working on
    --------------------------------------------------------------------------------------------------------------------
                                       clearing these items.
    --------------------------------------------------------------------------------------------------------------------
    --------------------------------------------------------------------------------------------------------------------
    --------------------------------------------------------------------------------------------------------------------
              3         28             All payments are made by Kitty Hawk, Inc. (Case #400-42141)
    --------------------------------------------------------------------------------------------------------------------
    --------------------------------------------------------------------------------------------------------------------
    --------------------------------------------------------------------------------------------------------------------